Exhibit 99.1
AMEX: ANX Refining therapies for life

Safe Harbor Statement ADVENTRX cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause ADVENTRX's results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that ADVENTRX will be unable to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals and milestones; the risk that preclinical results are not indicative of the success of subsequent clinical trials and the results of pending clinical trials; the risk the FDA determines ADVENTRX's product candidates are not bioequivalent to the applicable reference product; difficulties or delays in manufacturing, marketing and obtaining regulatory approval for ADVENTRX's product candidates; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for ADVENTRX's product candidates; patent and non-patent exclusivity covering Navelbine(r) and Taxotere(r); and other risks and uncertainties more fully described in ADVENTRX's press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX's public filings with the Securities and Exchange Commission are available at http://www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. ADVENTRX does not intend to update any forward-looking statement as set forth in this presentation to reflect events or circumstances arising after the date on which it was made.

Mission ADVENTRX is a biopharmaceutical research and development company focused on commercializing proprietary product candidates for the treatment of cancer and infectious diseases. The Company seeks to improve the performance and safety of existing treatments by addressing significant problems such as drug metabolism, bioavailability, excessive toxicity and resistance.

ADVENTRX Pipeline and 2008 - 2010 Goals Preclinical Initiate Phase 1 Trial Market Submit NDA 2008* Current/Expected Progress Anticipated Progress Initiate Phase 2 Trial Initiate Registration Trial ANX-510 (CoFactor?) 2009* ANX-530 (vinorelbine emulsion) 2008* ANX-514 (docetaxel emulsion) 2009* 2008* 2010* ANX-211 (chitosan) 2008* LEAD PROGRAMS

Oncology Focus Worldwide Approximately 11 million people are diagnosed with Cancer each year U.S. Cancer Statistics U.S. About 1.4 million new cancer cases are expected to be diagnosed in 2007 U.S. Statistics Lung Breast Cancer Prostate Gastric Colorectal Other Head and Neck Ovarian 0.12 0.12 0.15 0.01 0.11 0.55 0.02 0.02 55% Other 2% Head and Neck 2% Ovarian 12% Lung 12% Breast 15% Prostate 1% Gastric 11% Colorectal American Cancer Society

Folate-based biomodulator designed to replace leucovorin as the preferred method to enhance the activity and reduce associated toxicity of the widely used cancer chemotherapeutic agent 5-FU ANX-510 (CoFactor(r)) CoFactor? Phase 2b results indicated clinical equivalence of CoFactor/5-FU to Leucovorin/5-FU utilizing an infusional administration Further analysis of the results uncovered no significant differences between the study arms with regard to either safety or efficacy Two clinical trials & preclinical studies have demonstrated superior efficacy & reduced toxicity against historical comparison of bolus administration of 5-FU Patient enrollment in Phase 3 study discontinued Nov. 2007 Results from three CoFactor studies anticipated Q2 2008: Results from Phase 2 study of CoFactor for the treatment of advanced breast cancer (bolus) Overall survival results from Phase 2b study of CoFactor for the treatment of mCRC (infusion) Available data collected from Phase 3 study of CoFactor for the treatment of mCRC (bolus)

Leucovorin Market Global Market > $500M for Leucovorin & Calcium Levofolinate (l-Lv)* Sources: IMS Health, Oncology, Inc. Quarterly sales ($M) Q1/05 Q2/05 Q3/05 Q4/05 Q1/06 Q2/06 Y 2005 LV + l-Lv 113.7 122.6 121.5 125 118.9 130.3 >480M LV 71.1 77.3 74.8 77.6 73.3 82.6 300.8M l-Lv 42.6 45.3 46.7 47.4 45.6 47.7 182M * all intravenous and oral forms included

Vinorelbine (Navelbine(r)) Vinorelbine (Navelbine(r)) Member of a well-studied class of anti-cancer drugs known as vinca alkaloids that work by disrupting microtubule formation which inhibits cellular replication and ultimately causes cell death Indicated as single agent or in combination with cisplatin for first-line treatment of unresectable advanced NSCLC (non-small cell lung cancer) Injection site reactions in approximately one-third of patients Vinorelbine poses administration challenges for nurses and patients High rate of chemical injections site reactions requires special administration protocol RN time-intensive RN must inject vinorelbine slowly over 10 minutes (instead of hanging a bag for drip infusion) Pre- and post- injection fluids Increase "chair time" for treatment without compensating reimbursement for these time elements Invasive or costly central line frequently utilized to avoid vein irritation

Current Use of Vinorelbine Source: IMS Health Generic Vinorelbine Sales (2004-2007) Global annual sales in excess of $200M Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 vino unit 553 571 599 632 612 659 659 684 673 737 728 738 744 789

New formulation of intravenous vinorelbine tartrate designed to reduce the incidence and severity of vein irritation ANX-530 (vinorelbine emulsion) Single marketing-enabling clinical study complete Primary endpoint of pharmacokinetic equivalence between ANX-530 and Navelbine met ANX-530 demonstrated statistically significant reduction in injection site reactions (when compared to Navelbine) New Drug Application to be submitted to the FDA in Q4 2008 Reduced injection site reactions with ANX-530 potentially averts administration problems & expenses Less patient discomfort and fewer resources used to manage discomfort Development of a more nursing-friendly administration protocol Less RN chair-side time Potential for increased reimbursement for drip infusion vs. injection Less need for placement of central line (as would otherwise be placed to aid vinorelbine administration in presence of vein irritation) Practice economics Potential for higher reimbursement, accommodating a price premium for ANX-530 Potentially fewer resources to avoid and manage side effects ANX-530 Advantages

Docetaxel (Taxotere(r)) Docetaxel (Taxotere(r)) Antineoplastic agent that acts by binding to free tubulin and disrupting the microtubule network necessary for cellular division; approved for the treatment of breast, non-small cell lung, prostate, head and neck & gastric cancers Docetaxel (Taxotere) Shortcomings Docetaxel causes acute hypersensitivity, a potentially fatal side effect (part of the black box warning on the product label) Hypersensitivity refers to undesirable (damaging, discomfort-producing and sometimes fatal) reactions produced by the normal immune system Flushing, rash, pruritis (itching), fever, blood pressure decrease, dyspnea (shortness of breath) Occurs in 15-20% of patients (4-5% of reactions are severe) M.D.'s must pre-medicate the patients to address these reactions Even with pre-medication, 8-10% of patients still have hypersensitivity reactions & 1- 2% of patients experience severe hypersensitivity reactions Pharmaceutically inelegant presentation Stability - Docetaxel must be administered within 4 hours of reconstitution Compatibility - Docetaxel requires special IV bags & tubing due to incompatibility with formulation solvents and normal supplies

Taxotere (Docetaxel) Market Taxotere Global Drug Sales 1999-2006 Worldwide Taxotere market nearly $2.5 billion in 2006 U.S. Sales of ~ $920 Million Source: Sanofi Aventis

ANX-514 (docetaxel emulsion) ANX-514 Advantages FDA affirmed 505 (b)(2) regulatory path in the U.S. Single study of 28 evaluable patients that demonstrates the bioequivalence of ANX-514 & docetaxel is sufficient clinical data to support filing an NDA Reduce Incidence & Severity of Hypersensitivity Reactions Particularly beneficial in certain special-need populations Patients showing significant hypersensitivity to commercial formulation and for whom docetaxel is the best or only therapeutic option Patients in whom steroid pre-medication is undesirable if avoidable, such as diabetic patients Pharmaceutically Elegant Enhanced stability once reconstituted (48-hour) vs. 4-hour limit for Taxotere Removal of polysorbate 80 eliminates requirements for special infusion bags and tubing to address compatibility problems with standard supplies Potential 2 year lead time over generic Taxotere Docetaxel (API) Patent expires May 14, 2010 Taxotere (Docetaxel Formulation) Patent expires July 3, 2012 New formulation of docetaxel formulated without polysorbate 80 or other detergents, designed to reduce the incidence and severity of hypersensitivity reactions

ADVENTRX Pipeline and 2008 - 2010 Goals Preclinical Initiate Phase 1 Trial Market Submit NDA 2008* Current/Expected Progress Anticipated Progress Initiate Phase 2 Trial Initiate Registration Trial ANX-510 (CoFactor?) 2009* ANX-530 (vinorelbine emulsion) 2008* ANX-514 (docetaxel emulsion) 2009* 2008* 2010* ANX-211 (chitosan) 2008* LEAD PROGRAMS

AMEX: ANX Refining therapies for life